SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2003

FTI Consulting, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Bestgate Road, Suite 100, Annapolis, Maryland	21401
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (410) 224-8770

Item 5.	Other Events and Required FD Disclosure.

On September 2, 2003, FTI Consulting, Inc. announced the completed sale of its SEA practice group. The full text of the press release is set forth in Exhibit 99.1 hereto.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1	Press Release dated September 2, 2003, of FTI Consulting, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTI CONSULTING, INC.

By:	/s/ THEODORE I. PINCUS
Theodore I. Pincus Executive Vice President and Chief Financial Officer

Date: September 4, 2003

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated September 2, 2003, of FTI Consulting, Inc.